CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We hereby consent to the incorporation by reference in this Registration Statement on Form N-1A of Thrivent Series Fund, Inc. of our report dated February 18, 2025, relating to the financial statements and financial highlights of each fund (as listed in Appendix I), which appear in Thrivent Series Fund, Inc.’s Certified Shareholder Report on Form N-CSR for the year ended December 31, 2024. We also consent to the references to us under the headings “Financial Statements”, “Independent Registered Public Accounting Firm” and “Financial Highlights” in such Registration Statement.

Minneapolis, Minnesota
April 28, 2025

Appendix I

Fund
Thrivent Series Funds
Thrivent Aggressive Allocation Portfolio
Thrivent All Cap Portfolio
Thrivent Conservative Allocation Portfolio (Formerly
Thrivent Diversified Income Plus Portfolio)
Thrivent Dynamic Allocation Portfolio (Formerly
Thrivent Balanced Income Plus Portfolio)
Thrivent Emerging Markets Equity Portfolio
Thrivent ESG Index Portfolio
Thrivent Global Stock Portfolio
Thrivent Government Bond Portfolio
Thrivent Healthcare Portfolio
Thrivent High Yield Portfolio
Thrivent Income Portfolio
Thrivent International Equity Portfolio (Formerly
Thrivent International Allocation Portfolio)
Thrivent International Index Portfolio
Thrivent Large Cap Growth Portfolio
Thrivent Large Cap Index Portfolio
Thrivent Large Cap Value Portfolio
Thrivent Mid Cap Growth Portfolio
Thrivent Mid Cap Index Portfolio
Thrivent Mid Cap Stock Portfolio
Thrivent Mid Cap Value Portfolio
Thrivent Moderate Allocation Portfolio
Thrivent Moderately Aggressive Allocation Portfolio
Thrivent Moderately Conservative Allocation Portfolio
Thrivent Money Market Portfolio
Thrivent Multisector Bond Portfolio (Formerly Thrivent
Opportunity Income Plus Portfolio)
Thrivent Real Estate Securities Portfolio
Thrivent Short-Term Bond Portfolio (Formerly Thrivent
Limited Maturity Bond Portfolio)
Thrivent Small Cap Growth Portfolio
Thrivent Small Cap Index Portfolio
Thrivent Small Cap Stock Portfolio

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